UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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SBT Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2018 Annual Meeting
and Proxy Statement

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March 29, 2018

Dear Shareholders:

We are pleased to invite you to attend SBT Bancorp, Inc.’s Annual Meeting of Shareholders.  The meeting will be held on Tuesday, May 8, 2018, at 5:00 p.m. at the main office of our subsidiary, The Simsbury Bank & Trust Company, Inc., located at 981 Hopmeadow Street, Simsbury, Connecticut.

The enclosed materials describe the matters to be considered and voted upon by shareholders of the Company at the Annual Meeting.  Also enclosed for your review is our 2017 Annual Report on Form 10-K, which contains detailed information concerning the activities and performance of the Company for the fiscal year ended December 31, 2017.

It is important that your shares are represented and voted at the Annual Meeting, whether or not you attend the Annual Meeting in person and regardless of the number of shares you own.  To make sure your shares are represented and voted, we urge you to complete and submit the enclosed proxy card.  The proxy statement explains more about proxy voting. Please read it carefully. We look forward to your participation.

We appreciate your continued interest in SBT Bancorp, Inc. and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Martin J. Geitz

Martin J. Geitz
President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2018

To the Shareholders of SBT Bancorp, Inc.:

            Notice is hereby given that the Annual Meeting of Shareholders of SBT Bancorp, Inc. will be held at the main office of the Company’s subsidiary, The Simsbury Bank & Trust Company, Inc., located at 981 Hopmeadow Street, Simsbury, Connecticut, on Tuesday, May 8, 2018, at 5:00 p.m., local time.  At the Annual Meeting, the shareholders of SBT Bancorp, Inc. will consider and vote upon the following matters:

1.	The election of five Class I directors for a term expiring at the 2021 Annual Meeting;

2.	The non-binding advisory approval of the compensation of SBT Bancorp, Inc.’s named executive officers as determined by the Compensation and Human Resources Committee;

3.
The ratification of the appointment of Crowe Horwath, LLP, certified public accountants, as the independent registered public accounting firm for SBT Bancorp, Inc. for the fiscal year ending December 31, 2018; and

4.	The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

            Only shareholders of record at the close of business on March 2, 2018 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

            IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS OF RECORD WHO ATTEND THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary R. Kevorkian

Weatogue, Connecticut	Gary R. Kevorkian,
March 29, 2018	Secretary

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   SBT BANCORP, INC.
    86 Hopmeadow Street, Weatogue, CT 06089
(860) 408-5493

PROXY STATEMENT
OF
SBT BANCORP, INC.

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2018

This Proxy Statement is furnished to shareholders of common stock of SBT Bancorp, Inc. (the “Company,” “we,” “our” or “us”) in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Shareholders of the Company to be held at the main office of the Company’s subsidiary, The Simsbury Bank & Trust Company, Inc. (the “Bank”), located at 981 Hopmeadow Street, Simsbury, Connecticut, at 5:00 p.m. on May 8, 2018, and any and all adjournments or postponements thereof (the “2018 Annual Meeting”).

This Proxy Statement, the Notice of the 2018 Annual Meeting, the enclosed proxy card and the Annual Report on Form 10-K for the year ended December 31, 2017 for SBT Bancorp, Inc. (the “Annual Report”) are first being made available or mailed to shareholders of our common stock on or about March 29, 2018.  We will, upon written request and without charge, furnish you with copies of this Proxy Statement, the Notice of the 2018 Annual Meeting, the enclosed proxy card and the Annual Report.  Please address all such requests to us by mail to SBT Bancorp, Inc., Attention: Gary R. Kevorkian, at the principal executive offices of the Company, which are located at 86 Hopmeadow Street, Weatogue, CT 06089 (telephone number (860) 408-5493).

INFORMATION ABOUT SOLICITATION AND VOTING

A shareholder of record of the common stock who executes the enclosed proxy card may revoke it at any time before it is voted by written notice of such revocation or a duly executed proxy card bearing a later date delivered to the Secretary of the Company at the address set forth above or by attending the 2018 Annual Meeting and revoking the proxy at such time.  Attendance at the 2018 Annual Meeting will not itself revoke a proxy.  Shares represented by properly executed proxy cards will be voted at the 2018 Annual Meeting in accordance with the specifications thereon.  Shareholders of record of the common stock who are present at the 2018 Annual Meeting may vote by ballot.

This proxy solicitation is being made by the Board.  The expense of soliciting proxies in favor of the Company’s proposals will be borne by the Company.  In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone or personal contact by employees and/or directors of the Company who will not receive additional compensation for soliciting proxies.

Only shareholders of record of the Company’s common stock at the close of business on March 2, 2018 (the “Record Date”) are entitled to notice and to vote at the 2018 Annual Meeting.  On the Record Date, there were 1,381,840 outstanding shares of the Company’s common stock, no par value.  Each share of common stock is entitled to one vote.  The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date, or 690,921 shares, is necessary to constitute a quorum at the 2018 Annual Meeting.  Abstentions and broker non-votes are counted as present for establishing a quorum.  When a record holder (e.g., a bank or brokerage firm) holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the beneficial owner has not provided voting instructions, this is referred to as a “broker non-vote.”

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the instructions your bank or brokerage firm provides you.

If your shares are held in “street name,” you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the 2018 Annual Meeting.  To be able to vote your shares held in “street name” at the 2018 Annual Meeting, you will need to obtain a proxy card from the holder of record.

With respect to the proposals at the 2018 Annual Meeting concerning the approval of the appointment of the Company’s independent registered public accounting firm, your broker is entitled to use its discretion in voting your shares, even if you do not give your broker instructions as to how to vote.

Directors will be elected by a plurality of the votes cast at the 2018 Annual Meeting.  Thus, an abstention or a “broker non-vote” will have no effect on the outcome of the vote on the election of directors at the 2018 Annual Meeting.  The non-binding advisory proposal regarding the compensation of our named executive officers will be approved if a majority of the votes cast are FOR the proposal.  Abstentions and “broker non-votes” will have no impact on the approval of this non-binding advisory proposal.  The ratification of the appointment of Crowe Horwath, LLP will be approved if a majority of the votes cast are FOR the proposal.  Abstentions and “broker non-votes” will have no impact on the ratification of Crowe Horwath, LLP.

Each proxy received will be voted as directed.  However, if no direction is indicated, the proxy will be voted: in Item 1, FOR the election to the Board of Directors of five Class I director nominees; in Item 2, FOR the non-binding approval of the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee; in Item 3, FOR the ratification of Crowe Horwath, LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018; and on such other matters as may properly come before the 2018 Annual Meeting, in such manner as the persons so named in the proxy shall decide.

If you have any questions about the 2018 Annual Meeting or your ownership of our common stock, please contact Gary R. Kevorkian, our corporate secretary, by mail at SBT Bancorp, Inc., Attention:  Gary R. Kevorkian, Secretary, 86 Hopmeadow Street, Weatogue, Connecticut 06089, or by email to Mr. Kevorkian’s attention at sbtinfo@simsburybank.com.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 2018

Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to our shareholders upon request.  The following proxy materials are available at http://investors.simsburybank.com/financialdocs.aspx?iid=4100578

•	Notice of Annual Meeting of Shareholders to be held May 8, 2018;

•	Proxy Statement for the Annual Meeting of Shareholders to be held May 8, 2018;

•	Annual Report on Form 10-K for the year ended December 31, 2017; and

•	Shareholder Letter.

DISCUSSION OF PROPOSALS

ITEM 1

ELECTION OF DIRECTORS

As of the date of this Proxy Statement, the Company’s Certificate of Incorporation, as amended, provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term.  The size of the Board, which is currently set at 11 directors, is comprised as follows:  three Class I directors, four Class II directors and four Class III directors.  There are presently 11 persons serving as directors of the Company.  On February 28, 2018, the Board approved resolutions increasing the size of the Board to 13 directors, with the different classes comprised as follows: five Class I directors, four Class II directors and four Class III directors.  Proxies solicited from shareholders cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The terms of the three classes are staggered so that the term of a class expires at each annual meeting of the Company.  The terms of the three incumbent Class I directors, James T. Fleming, Michael D. Nicastro and Penny R. Woodford, expire at the 2018 Annual Meeting.  In addition, as a result of the increase in the size of the Board to 13 directors and the corresponding increase to five Class I directors from three Class I directors, the Board nominated Kolawole A. Olofinboba and Michael L. Hammer for election as Class I directors at the 2018 Annual Meeting.

At a meeting held on February 28, 2018, the Board of Directors voted unanimously to recommend the following five persons for election to the Board of Directors with terms expiring on the dates set forth below:

Nominee	Class	Term Expiration
James T. Fleming	Class I	2021 Annual Meeting of Shareholders
Michael L. Hammer	Class I	2021 Annual Meeting of Shareholders
Michael D. Nicastro	Class I	2021 Annual Meeting of Shareholders
Kolawole A. Olofinboba	Class I	2021 Annual Meeting of Shareholders
Penny R. Woodford	Class I	2021 Annual Meeting of Shareholders

Each of the incumbent nominees, Messrs. Fleming and Nicastro and Ms. Woodford, currently serves as a director of the Company and is being nominated to serve a three year term expiring at the 2021 Annual Meeting of Shareholders and until his or her successor is elected and qualified.  In addition, each of the other nominees, Messrs. Olofinboba and Hammer, currently serves as a director of the Bank only and is being nominated to serve a three year term expiring at the 2021 Annual Meeting of Shareholders and until his successor is elected and qualified.  For more information about the background of each nominee for director, please see “Information about our Directors and Executive Officers” on page 15.  In the event that any of the nominees are unable to serve, an event which the Board does not expect, the shares represented by proxy may be voted for a substitute nominee to be designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

If a quorum is present at the 2018 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the votes cast.  Abstentions by shareholders and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the vote of such plurality.  Certain information about the business experience of the director nominees, including their service as directors of other corporations, is listed below in “Information about our Directors and Executive Officers” on page 15.  References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors intends to vote all proxies held by it in favor of all director nominees, unless shareholders direct otherwise.  Election to the Board of the five Class I directors of the Company shall require the affirmative vote of a plurality of the votes cast at the 2018 Annual Meeting.  Abstentions and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the votes of such plurality.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR” ELECTION OF MESSRS. FLEMING, NICASTRO, OLOFINBOBA AND HAMMER AND MS. WOODFORD TO THE BOARD OF DIRECTORS.

ITEM 2

NON-BINDING ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Board of Directors believes that the Company’s current executive compensation program is focused on pay-for-performance principles, directly links executive compensation to the Company’s short and long-term financial performance and aligns the interests of its executive officers with those of its shareholders.  We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a “Say on Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve such compensation as described in this proxy statement.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (the “Dodd-Frank Act”) requires publicly traded companies to give their shareholders a non-binding vote on executive compensation at least once every three years.  Because the Company qualifies as a “smaller reporting company” under the rules of the Securities and Exchange Commission, the “Say on Pay” requirement became applicable to the Company commencing with its annual meeting of shareholders in 2013. In the Company’s 2013 annual meeting of shareholders held on May 14, 2013, an advisory vote was held on the frequency of the advisory vote on executive compensation.  In such advisory vote, the Company’s shareholders voted for the holding of an advisory vote on the compensation of the Company’s named executive officers once every year (1 year).

We are asking you to approve the compensation of the Company’s named executive officers as described under “COMPENSATION AND OTHER MATTERS” in this proxy statement.  Because your vote is advisory, it will not be binding upon or overrule any decisions of the Board of Directors, nor will it create any additional fiduciary duty on the part of the Board of Directors. This advisory vote also does not seek to have the Board of Directors or Compensation and Human Resources Committee take any specific action.  However, the Board of Directors and the Compensation and Human Resources Committee value the view expressed by the Company’s shareholders in their vote on this proposal and will take into account the outcome of the vote when considering executive compensation matters in the future.  In considering the outcome of this advisory vote, the Board of Directors will review and consider all shares voted in favor of the proposal and not in favor of the proposal.  Abstentions and broker non-votes will have no impact on the outcome of this advisory vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors intends to vote all proxies held by it in favor of approving the compensation of the named executive officers as determined by the Compensation and Human Resources Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DETERMINED BY THE COMPENSATION AND HUMAN RESOURCES COMMITTEE.

ITEM 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee has selected Crowe Horwath, LLP (“Crowe”) as independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2018.  For the Company’s fiscal year ended December 31, 2017, Baker Newman & Noyes (BNN) served as the Company’s independent registered public accounting firm and reported on the Company’s financial statements for such fiscal year.

A representative of BNN is expected to be present at the 2018 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.  A representative of Crowe is not expected to be present at the 2018 Annual Meeting.

Change in Independent Registered Public Accounting Firm

As previously disclosed by the Company in a Current Report on Form 8-K filed on December 13, 2017 with the Securities and Exchange Commission (the “SEC”), on December 13, 2017 (the “Notification Date”), the Company, after review and recommendation of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), determined to appoint Crowe as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2018.  The Company will dismiss Baker Newman & Noyes, LLC (“BNN”) from that role following the issuance of the Company’s audited financial statements and filing of its annual report on Form 10-K for the year ended December 31, 2017.

BNN began serving as the Company’s independent registered public accounting firm effective August 17, 2015 after the Company’s previous independent registered public accounting firm, Shatswell, MacLeod & Company, P. C., combined its external audit practice with BNN.  The reports of BNN on the Company’s financial statements as of and for the two years ended December 31, 2016 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2016, and from December 31, 2016 through the Notification Date, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with BNN on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BNN, would have caused BNN to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two years ended December 31, 2016, and from December 31, 2016 through the Notification Date, neither the Company nor anyone acting on behalf of the Company, consulted with Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or reportable event.

The Company previously provided BNN with a copy of the foregoing disclosure and requested that BNN furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated December 13, 2017, was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 13, 2017 with the SEC.

Principal Accountant Fees and Services

The Audit and Compliance Committee has not developed detailed pre-approval policies because all engagements of independent accountants for audit and non-audit services must be approved by the Audit and Compliance Committee.

The following table reflects the aggregate fees billed by BNN for the last two fiscal years for professional services as the independent registered public accounting firm for the Company and the Bank in connection with the audit of their respective annual financial statements and the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.

	2017		2016
Audit Fees	$117,400		$89,600
Audit-Related Fees	$0		$0
Tax Fees	$10,500	(1)	$8,610	(1)
All Other Fees	$0		$0
Total	$127,900		$98,210

(1) The fees were for the preparation of tax returns and estimates for each year.

All of the fees paid to BNN in 2017 and in 2016 were pre-approved by the Audit and Compliance Committee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors intends to vote all proxies held by it in favor of ratifying the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 (unless shareholders direct otherwise).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR” RATIFICATION OF THE SELECTION OF CROWE HORWATH, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls and financial reporting process.  The Audit and Compliance Committee is comprised of five directors, each of whom is independent as defined by the NASDAQ listing standards.  The members of the Audit and Compliance Committee are the same as the members of the Bank’s Audit and Compliance Committee.

Management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and to issue a report thereon.  The Audit and Compliance Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

In connection with these responsibilities, the Company’s Audit and Compliance Committee met with management and the Company’s independent registered public accounting firm, Baker Newman & Noyes, LLC, to review and discuss the Company’s consolidated financial statements for the year ended December 31, 2017.  The Audit and Compliance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board.  The Audit and Compliance Committee also received written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit and Compliance Committee concerning independence, and discussed with such independent registered public accounting firm that firm’s independence.

Based upon the Audit and Compliance Committee’s discussions with management and the Company’s independent registered public accounting firm, and its review of the information described in the preceding paragraph, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Audit and Compliance Committee
Nicholas B. Mason (Chairman)
James T. Fleming
Michael D. Nicastro
Peter C. Pabich
Penny R. Woodford

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of March 2, 2018 by (i) each director and nominee for director of the Company, (ii) named executive officers, (iii) all directors, director nominees and executive officers as a group and (iv) shareholders of record who beneficially own five percent or more of the Company’s common stock.  Except as indicated by footnote, the persons named in the table have sole voting and investment powers with respect to all shares shown as beneficially owned by them.  All persons listed other than Messrs. Olofinboba and Hammer are directors of both the Company and the Bank unless noted otherwise.  Messrs. Olofinboba and Hammer are directors of the Bank who are being nominated as directors of the Company at the 2018 Annual Meeting.  All directors, director nominees and executive officers can receive mail in care of SBT Bancorp, Inc., 86 Hopmeadow Street, Weatogue, CT 06089.  The addresses of the shareholders of record who beneficially own five percent or more of the Company’s common stock are listed below their respective names in the following table.  The percent of class is based on 1,381,840 shares outstanding as of March 2, 2018.

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

Directors, Director Nominees and Executive Officers

Robert J. Bogino, Chairman	28,081 (1)	2.0%
James T. Fleming, Director	2,580 (2)	*
Martin J. Geitz, President, Chief Executive Officer and Director	49,279 (3)	3.6%
Gary R. Kevorkian, Director	52,912 (4)	3.8%
Jerry W. Long, Director	5,321 (5)	*
Nicholas B. Mason, Director	7,072 (6)	*
Michael D. Nicastro, Director	3,695 (7)	*
Peter C. Pabich, Director	2,540 (8)	*
David W. Sessions, Vice Chairman	21,019 (9)	1.5%
Ann G. Taylor, Director	3,840 (10)	*
Penny R. Woodford, Director	4,816 (11)	*

Kolawole A. Olofinboba, Director Nominee	240 (12)	*
Michael L. Hammer, Director Nominee	640 (13)	*

Richard J. Sudol, Senior Vice President and Chief Financial Officer	6,385 (14)	*
Joan A. Bulanowski, Senior Vice President and Chief Mortgage and Operations Officer	3,227 (15)	*

All directors, director nominees and executive officers as a group (17 Persons)	201,230 (16)	14.6%

Principal Shareholders

Banc Fund VII L.P. Banc Fund VIII L.P. Banc Fund IX L.P. 20 North Wacker Drive Suite 3300 Chicago, IL 60606	124,718 (17)	9.0%

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

Principal Shareholders (cont’d)

Manulife Financial Corporation 200 Bloor Street East Toronto, Ontario, Canada, M4W 1E5 Manulife Asset Management (US) LLC 197 Clarendon Street Boston, MA 02116	101,920 (18)	7.4%

Seidman and Associates, L.L.C. Seidman Investment Partnership, L.P. Seidman Investment Partnership II, L.P. Seidman Investment Partnership III, L.P. JBRC I, LLC 100 Lanidex Plaza Parsippany, NJ 07054 LSBK06-08, L.L.C. 215 Via Del Mar Palm Beach, Florida 33480 Broad Park Investors, L.L.C. Chewy Gooey Cookies, L.P. 80 Main Street Suite 510 West Orange, New Jersey 07052 CBPS, LLC The Clark Estates One Rockefeller Plaza New York, NY 10020 Veteri Place Corporation Lawrence B. Seidman 100 Lanidex Plaza Parsippany, NJ 07054 and 19 Veteri Place Wayne, NJ 07470	101,633 (19)	7.4%

PRB Investors, L.P. PRB Advisors, L.L.C. Stephen J. Paluszek Andrew P. Bergman 245 Park Avenue 39th Floor New York, NY 10167	78,986 (20)	5.7%
____________________________
* Less than 1%

(1)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020.  Also includes 6,600 shares owned jointly with Mr. Bogino’s spouse, 861 shares held in a trust for which Mr. Bogino serves as trustee and 11,500 shares owned by his spouse.  Mr. Bogino disclaims beneficial ownership of the shares beneficially owned by his spouse.

(2)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 will vest on December 20, 2020.

(3)
Includes an aggregate 5,828 shares of restricted stock, of which 1,084 shares will vest on March 19, 2018, 1,118 shares will vest on December 21, 2018, 1,120 shares will vest on December 21, 2019, 835 shares will vest on December 20, 2018, 835 shares will vest on December 20, 2019 and 836 shares will vest on December 21, 2020.  Also includes an aggregate 13,500 shares which Mr. Geitz may acquire beneficial ownership within 60 days through the exercise of vested stock options.  For purposes of calculating his percentage ownership of the outstanding shares of common stock, such vested stock options are added to the number of shares outstanding. Also includes 10,903 shares owned jointly with Mr. Geitz’s spouse.

(4)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020. Also includes 37,114 shares held in trusts for which Mr. Kevorkian is the trustee and 4,064 shares for which Mr. Kevorkian’s spouse is either the beneficial owner or trustee.  Mr. Kevorkian disclaims beneficial ownership of the shares beneficially owned by his spouse and by the trusts for which his spouse is the trustee.

(5)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020. Also includes 4,681 shares owned jointly with Mr. Long’s spouse.

(6)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 will vest on December 20, 2020.

(7)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020. Also includes 548 shares jointly owned with Mr. Nicastro’s spouse.

(8)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020. Also includes 2,000 shares owned jointly with Mr. Pabich’s spouse.

(9)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020. Also includes 1,564 shares owned jointly with Mr. Sessions’ spouse, 1,001 shares owned by his spouse, 1,357 shares owned by a private corporation owned by Mr. Sessions and his siblings and 1,252 shares owned by his children.  Mr. Sessions disclaims beneficial ownership of the shares beneficially owned by his spouse and his children.

(10)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 will vest on December 20, 2020.

(11)
Includes an aggregate 440 shares of restricted stock, of which 100 shares will vest on October 18, 2018, 100 shares will vest on October 18, 2019, 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020.

(12)	Includes an aggregate 240 shares of restricted stock, of which 80 shares will vest on December 20, 2018, 80 shares will vest on December 20, 2019 and 80 shares will vest on December 20, 2020.

(13)	Includes an aggregate 240 shares of restricted stock, of which 80 shares will vest on January 24, 2019, 80 shares will vest on January 24, 2020 and 80 shares will vest on January 24, 2021.

(14)
Includes an aggregate 2,235 shares of restricted stock, of which 409 shares will vest on March 19, 2018, 430 shares will vest on December 21, 2018, 432 shares will vest on December 21, 2019, 321 shares will vest on December 20, 2018, 321 shares will vest on December 20, 2019, and 322 shares will vest on December 20, 2020.  Also includes 1,408 shares owned jointly with Mr. Sudol’s spouse.

(15)
Includes an aggregate 1,955 shares of restricted stock, of which 325 shares will vest on March 19, 2018, 384 shares will vest on December 21, 2018, 385 shares will vest on December 21, 2019, 287 shares will vest on December 20, 2018, 287 shares will vest on December 20, 2019 and 287 shares will vest on December 20, 2020.

(16)
Includes an aggregate 13,500 shares which an executive officer may acquire beneficial ownership within 60 days through the exercise of vested stock options.  For purposes of calculating the percentage ownership of the outstanding shares of common stock, such vested stock options are added to the number of shares outstanding.

(17)
Consists of 45,981 shares owned by Banc Fund VII L.P. (“BF VII”), 44,054 shares owned by Banc Fund VIII L.P. (“BF VIII”) and 34,683 shares owned by Banc Fund IX L.P. (“BF IX”) and is based on information set forth in a Schedule 13G/A filed jointly on February 13, 2018 by BF VII, BF VIII and BF IX, which are Illinois limited partnerships.  The general partner of BF VII is MidBanc VII L.P. (“MidBanc VII”), whose principal business is to be a general partner of BF VII.  The general partner of BF VIII is MidBanc VIII L.P. (“MidBanc VIII”), whose principal business is to be a general partner of BF VIII.  The general partner of BF IX is MidBanc IX L.P. (“MidBanc IX”), whose principal business is to be a general partner of BF IX.  MidBanc VII, MidBanc VIII and MidBanc IX are Illinois limited partnerships.  The general partner of MidBanc VII, MidBanc VIII and MidBanc IX is The Banc Funds Company, L.L.C. (“TBFC”), whose principal business is to be a general partner of MidBanc VII, MidBanc VIII and MidBanc IX.  TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore.  Mr. Moore has been the manager of BF VII, BF VIII and BF IX since their respective inceptions.  As manager, Mr. Moore has voting and dispositive power over the securities of the Company held by each of those entities.  As the controlling member of TBFC, Mr. Moore controls TBFC and, therefore, each of the partnership entities are directly and indirectly controlled by TBFC.

(18)
Consists of 0 shares owned by Manulife Financial Corporation, a Canadian corporation (“MFC”), and 101,920 shares owned by Manulife Asset Management (US) LLC, a Delaware limited liability company (“MAM (US)”), and is based on information set forth in a Schedule 13G/A filed jointly on February 13, 2018 by MFC and MAM (US).  MAM (US), an indirect wholly-owned subsidiary of MFC, has beneficial ownership of 101,920 shares. Through its parent-subsidiary relationship to MAM (US), MFC may be deemed to have beneficial ownership of these same shares.

(19)
Consists of (i) 13,838 shares owned by Seidman and Associates, L.L.C. (“SAL”), a New Jersey limited liability company, organized to invest in securities.  Lawrence Seidman (“Seidman”) is the manager of SAL; (ii) 13,003 shares owned by Seidman Investment Partnership, L.P. (“SIP”), a New Jersey limited partnership, organized to invest in securities. Veteri Place Corporation (“Veteri”), a New Jersey corporation, is the sole general partner of SIP and Seidman owns all the voting shares of Veteri and is the only director and officer of Veteri; (iii) 13,063 shares owned by Seidman Investment Partnership II, L.P. (“SIPII”), a New Jersey limited partnership, organized to invest in securities.  Veteri is the sole general partner of SIPII and Seidman owns all the voting shares of Veteri and is the only director and officer of Veteri; (iv) 11,863 shares owned by Seidman Investment Partnership III, L.P. (“SIPIII”), a Delaware limited partnership, organized to invest in securities.  JBRC I, LLC (“JBRC”), a New Jersey limited liability company, is the co-general partner of SIPIII.  Seidman is the managing member of JBRC; (v) 12,063 shares owned by LSBK06-08, L.L.C. (“LSBK”), a Florida limited liability company, organized to invest in securities.  Veteri is the trading advisor of LSBK and Seidman owns all the voting shares of Veteri and is the only director and officer of Veteri; (vi) 13,438 shares owned by Broad Park Investors, L.L.C. (“Broad Park”), a New Jersey limited liability company formed, in part, to invest in stocks of public companies.  Seidman is the investment manager of Broad Park; (vii) 12,302 shares owned by Chewy Gooey Cookies, L.P. (“Chewy”), a Delaware limited partnership formed, in part, to invest in stocks of public companies.  Seidman is the investment manager of Chewy; and (viii) 12,063 shares owned by CBPS, LLC (“CBPS”), a New York limited liability company, organized to invest in securities.  Veteri is the trading advisor of CBPS and Seidman owns all the voting shares of Veteri and is the only director and officer of Veteri.  The foregoing share ownership is based on information set forth in a Schedule 13D filed jointly on October 10, 2017 by SAL, SIP, SIPII, SIPIII, LSBK, Broad Park, Chewy, CBPS, Veteri, JBRC and Seidman.

Veteri, (i) as the general partner of each of SIP and SIPII, may be deemed the beneficial owner of the 13,003 shares owned by SIP and the 13,063 shares owned by SIPII, and (ii) as the trading advisor of LSBK and CBPS, may be deemed the beneficial owner of the 12,063 shares owned by LSBK and the 12,063 shares owned by CBPS.  JBRC, as the co-general partner of SIPIII, may be deemed the beneficial owner of the 11,863 shares owned by SIPIII.  Seidman, (i) as the manager of SAL, may be deemed the beneficial owner of the 13,838 shares owned by SAL, (ii) as the sole officer of Veteri, the general partner of each of SIP and SIPII, may be deemed the beneficial owner of the 13,003 shares owned by SIP and the 13,063 shares owned by SIPII, (iii) as the managing member of JBRC, the co-general partner of SIPIII, may be deemed the beneficial owner of the 11,863 shares owned by SIPIII, (iv) as the sole officer of Veteri, the trading advisor of LSBK and CBPS, may be deemed the beneficial owner of the 12,063 shares owned by LSBK and the 12,063 shares owned by CBPS, and (v) as the investment manager for each of Broad Park and Chewy, may be deemed the beneficial owner of the 13,438 shares owned by Broad Park and the 12,302 shares owned by Chewy.  Accordingly, Seidman may be deemed the beneficial owner of an aggregate of 101,633 shares.  In the foregoing capacities, Seidman has sole and exclusive investment discretion and voting authority with respect to all such shares.

(20)
Consists of 78,986 shares that may be deemed beneficially owned by PRB Investors, L.P., a Delaware limited partnership (“PRB Investors”), PRB Advisors, L.L.C., a Delaware limited liability company (“PRB Advisors”), Stephen J. Paluszek, a United States citizen, and Andrew P. Bergman, a United States citizen (collectively, the “PRB Reporting Persons”) and is based on information set forth in a Schedule 13G/A filed jointly on February 13, 2017 by the PRB Reporting Persons.  The PRB Reporting Persons share voting and dispositive power of the 78,986 shares.  PRB Advisors, Stephen J. Paluszek and Andrew P. Bergman disclaim beneficial ownership in the 78,986 shares except to the extent of their pecuniary interest therein.  Stephen J. Paluszek is the principal of PRB Advisors, which is the General Partner of PRB Investors.

INFORMATION ABOUT OUR DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Certain information about the business experience of the director nominees, remaining incumbent directors and the non-director officers of the Company, including their service as directors of other companies, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Director Nominees, Class I

James T. Fleming (62) – Mr. Fleming has been a director of the Company since 1992.  He is currently the President of the Connecticut Automotive Retailers Association, Inc. (CARA, Inc.), which position he has held since 2008.  He also serves as the Secretary and Treasurer of the Greater Hartford Automobile Dealers Association Foundation (GHADA) and is the former Executive Secretary of GHADA.  Mr. Fleming serves as a director of the Simsbury Cemetery Association, Chairman of the Simsbury Police Commission, a member of the Automotive Trade Association Executives and as a Corporator of Saint Francis Hospital.  Mr. Fleming is a former member of the Governor’s Cabinet of the State of Connecticut, serving from 2007 to 2008 as a Commissioner of the Department of Public Utility Control, from 2003 to 2007 as Commissioner of the Department of Public Works, and from 1999 to 2003 as Commissioner of Consumer Protection.  Prior to his time in the Cabinet, he was employed by Combustion Engineering for many years.  For 18 years, he served in the Connecticut General Assembly where he was the Majority Leader of the Connecticut State Senate.  Mr. Fleming holds a B.A. degree from The Eisenhower College of Rochester Institute of Technology and an M.A. degree from Trinity College.  Mr. Fleming brings important managerial, operational and organizational skills and expertise to the Board from his many years of public and private sector service.

Michael D. Nicastro (59) – Mr. Nicastro has been a director of the Company since 2011.  He has been the Chief Executive Officer of Continuity, a financial technology company, since 2016.  He has also served as a director of Continuity since 2009.  Mr. Nicastro has also been the owner and principal of Coppermine Advisors, LLC, a business advisory firm, since 2015.  He is an Entrepreneur-in-Residence/Adjunct Professor at Central Connecticut State University School of Business, a position he has held since 2013, and has served on the University of Connecticut Technology Incubation Program Committee since 2014.  Mr. Nicastro has 40 years of experience in banking and financial technology, including as a Product Manager for NCR Corporation from 1985 to 1994, Senior Vice President & Chief Marketing Officer of Open Solutions, Inc. from 1994 to 2008 and Senior Vice President and Chief Marketing Officer of Connecticut Online Computer Center from 2013 to 2015.  He also served as President and Chief Executive Officer of the Central Connecticut Chamber of Commerce from 2008 to 2013.  Mr. Nicastro is a board member of The Connecticut Technology Council, board member of the CT Next Higher Education Advisory Committee, board member and past president of the Association for Financial Technology (Ohio), member and former board member of The Angel Investor Forum of Connecticut, and former member of the Governing Board of Charter Oak State College from 2009 to 2012.  He is also a member of the Governing Board and Executive Committee of the Hartford Stage Company and is the immediate past board chairman and current board member of the Connecticut Rivers Council, Boy Scouts of America.  He also serves as Treasurer and board member of the American Clock & Watch Museum.  Mr. Nicastro holds a Bachelor’s degree from Central Connecticut State University and a Juris Doctorate degree from Western New England School of Law.  Mr. Nicastro’s extensive business background, with an emphasis in banking technology, provides important managerial, marketing and operational skills and expertise to the Board.

Penny R. Woodford (73) – Ms. Woodford has been a director of the Company since 1992.  She has been a real estate agent with Coldwell Banker Residential Brokerage since 2003.  Prior to that, she was a real estate agent with DeWolf Companies from 1996 to 2003 and with Westledge Real Estate from 1983 to 1996.  She is Chairperson of the Nominating Committee of the Avon Republican Town Committee.  In her role as a top real estate salesperson in the Company’s market, Ms. Woodford brings valuable current real estate market insight and a large business network to the Board.

Kolawole A. Olofinboba, MD (50) – Dr. Olofinboba has been a director of the Bank since 2017.  Dr. Olofinboba has been a managing partner at Fairview Capital since 2015 and serves on the advisory boards of several private equity and venture capital partnerships in Fairview’s fund portfolios.  Prior to joining Fairview in 2007, Dr. Olofinboba was an Engagement Manager at McKinsey & Company, serving U.S. and global clients in healthcare and private equity from 2003 to 2006. He has also practiced medicine as a board-certified internist/hospitalist and assistant professor at the University of Connecticut Health Center in Farmington, Connecticut.  He serves on the board of directors of the Connecticut Children’s Medical Center, the Connecticut Science Center, and the National Association of Investment Companies (NAIC).  Dr. Olofinboba received his medical degree from the University of Ibadan, Nigeria and an MBA in Financial Management from the MIT Sloan School of Management, where he was a Robert Toigo Fellow.  Dr. Olofinboba’s work in venture capital markets, consulting and healthcare provide important industry and business experience that are valuable to the Company’s board.

Michael L. Hammer (41) – Mr. Hammer has been a director of the Bank since 2018.  He is currently a portfolio manager with Seidman and Associates, LLC since February 2008 and Chief Compliance Officer and Portfolio Manager of Veteri Place Corporation, which is an affiliate of Seidman and Associates, LLC.  Since March 2008, Mr. Hammer has also been an independent registered representative of Northeast Securities, Inc., which is a financial services firm serving institutional and individual clients.  From 2009 to 2014, Mr. Hammer served as a member of the Advisory Board of Union Center National Bank, a community bank located in New Jersey that was merged with ConnectOne Bank in 2014.  Mr. Hammer was recommended to the Board of Directors by Lawrence Seidman who controls approximately 7.4% of SBT Bancorp’s common stock through various entities affiliated with him.  Mr. Seidman is the manager of Seidman and Associates, LLC, which invests in securities through private funds.  Mr. Hammer’s experience as an advisory board member of a community bank and as a securities portfolio manager provides insight to the Board on publicly traded banking holding companies and banks and on the stock market.

Class II Directors, Terms Expiring at the 2019 Annual Meeting of Shareholders

Martin J. Geitz (61) – Mr. Geitz is the President and Chief Executive Officer of the Company and the Bank and has held these positions since 2004.  He has been a member of the Board since 2005.  He brings over 30 years of senior management experience in banking to the Company.  He is a member of the board of directors of the Federal Home Loan Bank of Boston and a member of the Federal Reserve Bank of Boston’s Community Depository Institutions Advisory Council.  He is a past Chairman of the Connecticut Bankers Association and past President of the Connecticut Community Bankers Association.  He is a member of the Bloomfield Economic Development Commission, a Trustee and Treasurer of Simsbury Free Library and a board member of the Simsbury Performing Arts Center, Inc.  He is also a member of the Simsbury/Granby Rotary Club.  Mr. Geitz holds a B.A. degree from Johns Hopkins University and an MBA degree from Cornell University.  Mr. Geitz’s extensive experience in banking and his leadership ability make him a valuable member of the Board.

Gary R. Kevorkian (64) – Mr. Kevorkian has been Secretary of the Company since 2007 and a director of the Company since 1994.  Mr. Kevorkian serves as Chairman of the Compensation and Human Resources Committee and serves on the Loan and Executive Committees.  He has been a principal in the law firm of Kevorkian & Associates, LLC, since 1981 which concentrates on Estate Planning and Administration, and Real Estate.  As an attorney and business owner, he brings his legal and financial insight to the Board.  Attorney Kevorkian is not an employee of the Company and is not compensated for his service as the Company’s Secretary.

Jerry W. Long (66) – Mr. Long has been a director of the Company since 2010.  He is the founder of PCC Technology, LLC, an information technology consulting firm (“PCC Technology”), and served as CEO of PCC Technology from 1994 to 2016 until such entity was sold.  Mr. Long is former Chairman of the Board of Hebrew Healthcare and Hebrew Home Corporation, a former director of the Bloomfield Chamber of Commerce; former Board member of the Connecticut Business & Industry Association, former Vice Chairman of Charter Oak State College Board of Trustees, a former director for Hartford Youth Scholars Foundation, Past Chairman of the Bloomfield Economic Development Commission, Past Chairman of the Metro Hartford Chamber of Commerce, Past President of the Bloomfield Chamber of Commerce, a director of Rideshare Company, former advisory board member of the Institute for Industrial and Engineering Technology at Central Connecticut State University, and past Treasurer of the Hartford Chapter of the Black Data Processing Associates.  Mr. Long holds a Bachelor of Science degree in Business Administration from Middle Tennessee State University and an MBA degree from the University of Tennessee.  Mr. Long’s many years of business ownership and managerial and technology experience are valuable assets for the Board.

Peter C. Pabich (47) – Mr. Pabich has been a director of the Company since November 2015 and of the Bank since April 2015.  Mr. Pabich is a Certified Financial PlannerTM at Private Capital Group, LLC since 2017 where he serves the estate planning, business succession and investment needs of business owners, executives and retirees.  Prior to that, he served as a partner with APW Wealth Advisors, LLC, a position he held from 2005 to 2017.  Prior to that position, he was a small business lender with Simsbury Bank.  Mr. Pabich serves as Treasurer of the Simsbury Fire District. He has served on the Board of the Connecticut Rivers Council, Boy Scouts of America and is a past President of the Simsbury-Granby Rotary Club.  He is a past President of the Simsbury Chamber of Commerce and past Chairman of its Government Affairs Committee.  Mr. Pabich holds a Master of Science degree in Finance from Rensselaer Hartford.  Mr. Pabich brings valuable experience in business exit strategies, detailed knowledge of financial products and local knowledge of our primary market area to the Board.

Class III Directors, Terms Expiring at the 2020 Annual Meeting of Shareholders

Robert J. Bogino (75) – Mr. Bogino is the Chairman of the Company and the Bank and has been a director of the Company since 1994.  Mr. Bogino served as the Company’s Vice Chairman from 2005 to 2010 and Secretary from 2002 to 2005.  He currently serves as Chairman of the Corporate Governance Committee.  He was the President, Treasurer and co-owner of Bogino & DeMaria, Inc. in Avon, Connecticut, an insurance agency for which he was a founder in 1972.  The firm was sold in 2003 and he retired in 2004.  As Treasurer of Bogino & DeMaria, Inc., he was responsible for all financial and accounting matters, including monthly financial statement preparation and analysis, coordination with outside accounting firm for the preparation and filing of local, State and Federal tax returns and annual corporate financial statements.  Mr. Bogino received an MBA degree in Finance from Columbia University Graduate School of Business.  Mr. Bogino brings his many years of business ownership, management experience and insurance expertise to the Board.

Nicholas B. Mason (73) – Mr. Mason has been a director of the Company since March 2011 and a director of the Bank since 2010.  He is a retired bank and insurance company executive officer.  Mr. Mason had a long career as Chief Financial Officer of the Savings Bank of Manchester from 1988 to 2000, where he directed and managed the financial, treasury, accounting and audit functions of the Savings Bank of Manchester.  Prior to that, he worked for eight years at the Hartford Insurance Group in property casualty, accounting, and information management.  He spent four years at the Travelers Insurance Company in the Life Insurance Department and seven years at Hartford National Bank in strategic planning.   Mr. Mason is active in many Farmington Valley organizations.  He is the past President of the Farmington Valley Visiting Nurse Association and is Treasurer of Simsbury Community Television and of Old Drake Hill Flower Bridge.  He served as an elected member of the Town of Simsbury Board of Finance from 2002 to 2015 and as an appointed member of the Town’s Pension Committee from 2004 to 2015 and Insurance Committee from 2006 to 2015.  In the past, he has served as a Director and Treasurer of The Powder Forest Homes Association, Inc., Treasurer of the Simsbury Meadows Performing Arts Center, the Simsbury Light Opera Company, the Manchester Symphony Orchestra and Chorale, the Farmington Valley Rowing Association, the Connecticut Valley Region of the Porsche Club of America, the Society for the Increase of the Ministry (Episcopal) and Christ Church, Avon, Connecticut. He was a founding Director of Bankers’ Bank Northeast in Glastonbury, Connecticut.  He was Treasurer of the SBM Charitable Foundation and Secretary of the Hartford Mutual Investment Fund.  Mr. Mason’s experience as a former senior bank executive officer and his experience as a financial professional provide insight into the analysis of bank financial statements, regulatory reporting, budgeting, business and strategic planning, investment management and audit administration are valuable to the Board.  Mr. Mason obtained a B.A. degree in Economics from Dartmouth College, an MBA degree in Finance from Columbia University Graduate School of Business, and an M.A. degree in Economics from the University of Hartford Graduate School of Business.

David W. Sessions (67) – Mr. Sessions is the Vice Chairman of the Company and the Bank and has been a director of the Company since 1992.  He serves as Chairman of the Executive Committee and the Loan Committee.  He is President and Treasurer of The CASLE Corporation, headquartered in Avon, Connecticut, which is a commercial design-build development and construction company that he co-founded in 1981.  Over the past 15 years, CASLE’s main focus has been on the development and management of a portfolio of medical office buildings throughout Connecticut.  He is Chairman of the Architectural Review Board of the Town of New Hartford and a member of the New Hartford Democratic Town Committee.  He was formerly a member and Chairman of the New Hartford Board of Finance.  Mr. Sessions is also the director/founder of Nights at the Beekley Concert Series for the benefit of the Beekley Memorial Library in New Hartford, Connecticut.  He received a B.A. degree from Middlebury College and a Juris Doctorate degree from George Washington University.  Mr. Sessions has many years of experience as a business owner and real estate developer and brings important managerial, operational and current real estate knowledge to the Board.

Ann G. Taylor (63) – Ms. Taylor has been a director of the Company since 2013.  Ms. Taylor is Executive Vice President and Chief Administrative Officer of the Connecticut Children’s Medical Center (CCMC), a position she has held since 2014.  Prior to that, she was Senior Vice President and General Counsel of CCMC from 2010 to 2014 and held other senior positions at CCMC since 2000.  Prior to that, she held several counsel positions within the banking industry, including Vice President and Government Affairs Counsel for Fleet Bank, Assistant Counsel for the State of Connecticut Department of Banking and Federal Administrative Counsel for the American Bankers Association.  Ms. Taylor currently serves as a Commissioner with the State of Connecticut Criminal Justice Commission, a member of the Connecticut Legal Services Board, a member of the Connecticut Hospital Association Committee on Government, a member of the Children’s Hospital Chief Legal Officer Forum and a member of the Metro Hartford Alliance Legislative Affairs Committee.  Ms. Taylor received a B.A. degree from Catholic University of America and a Juris Doctorate degree from Western New England School of Law.  Ms. Taylor’s leadership in the Greater Hartford business community, her business experience and healthcare industry knowledge as a senior executive of a hospital and her experience in legal and regulatory matters impacting the banking industry make her a valuable member of the Board.

Non-Director Executive Officers

Richard J. Sudol (52) – Mr. Sudol is Senior Vice President and Chief Financial Officer of the Company and the Bank, which positions he has held since 2013.  Prior to joining the Company and the Bank, he served as Chief Financial Officer of Florida Shores Bank from 2009 to 2013.  Prior to that, he was Senior Vice President of Financial Planning and Analysis of Riverside National Bank from 2003 to 2009.  Prior to that, he held a variety of management and financial positions with Webster Financial Corporation.  Mr. Sudol holds a Bachelor of Science degree in Accounting from Central Connecticut State University and an MBA degree from Quinnipiac University.

Joan A. Bulanowski (64) – Ms. Bulanowski is Senior Vice President and Chief Mortgage and Operations Officer, which positions she has held since 2017; she was Senior Vice President and Chief Mortgage and Consumer Lending Operations and Servicing Officer from 2014 to 2017.  Prior to these positions, she was Vice President and Consumer Lending Administrator of the Bank from 2010 to 2014.  Prior to joining the Bank, she served as a consultant at FiServ in 2009 and Manager of the Loan Servicing Department at Webster Bank, where she was employed from 1992 to 2009.  Ms. Bulanowski serves on the board of the Connecticut Mortgage Bankers Association; she formerly served as President of the organization from 2001 to 2005.

Gary W. Burdick (64) – Mr. Burdick is Senior Vice President and Chief Credit Officer of the Bank, which positions he has held since 2017; he was Senior Vice President and Chief Commercial Banking Officer from 2012 to 2017.  Prior to joining the Bank, he served as Senior Vice President at RBS Citizens, where he was employed from 2006 to 2012. Prior to that, he was Senior Vice President and Manager, Asset Based Lending, at Webster Bank, President of the Affiliated Business Credit Corporation and Senior Vice President at Fleet Bank.  Mr. Burdick is a graduate of the University of Connecticut.

Jocelyn A. Mitchell (51) – Ms. Mitchell is Senior Vice President and Business Development and Relationship Management Department Head of the Bank, which positions she has held since 2017; she was Senior Vice President and Chief Retail Banking Officer from 2014 to 2017.  Prior to that, she was Vice President and Senior Market Manager of the Bank’s Granby branch from 2008 to 2014.  She has over 25 years of experience in retail banking and related financial services.  Ms. Mitchell served as a board member of the Granby Chamber of Commerce from 2008 to 2012.  She also served as a member of board of managers of the Farmington Valley YMCA from 2008 to 2015 and as its Board President from 2012 to 2015.  Ms. Mitchell holds a Bachelor of Science degree in Economics and Mathematics and an MBA degree from the University of Connecticut.

Audit and Compliance Committee Financial Expert

The Board has determined that the Company currently has at least one audit committee financial expert serving on its Audit and Compliance Committee.  For the year ended December 31, 2017, that person was Nicholas B. Mason, who is “independent” as that term is defined in NASDAQ Listing Rule 5605.

Independence of Directors and Director Nominees

The following directors and director nominees are independent in accordance with Rule 5605 of the NASDAQ listing standards:  Robert J. Bogino, James T. Fleming, Gary R. Kevorkian, Jerry W. Long, Nicholas B. Mason, Michael D. Nicastro, Peter C. Pabich, David W. Sessions, Ann G. Taylor, Penny R. Woodford, Kolawole A. Olofinboba and Michael L. Hammer.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Company has an independent Chairman separate from the Chief Executive Officer.  The Board believes it is important to have an independent director in a board leadership position at all times.  The Company’s Chairman provides independent leadership of the Board.  Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management.  The Chairman also serves as a liaison between the Board and senior management.  The Board has determined that having an independent Chairman separate from the Chief Executive Officer is the most appropriate structure for risk oversight of the Company.

Risk management at the Company is the process of identifying, measuring, controlling and monitoring risk across the enterprise.  Risk management crosses all functions and employees and is embedded in all aspects of planning and performance measurement.  Systems, information and timely reporting enable the Company to identify, measure, control and monitor risk throughout the enterprise.

The Board is responsible for oversight of the Company’s enterprise risk framework.  The Board has delegated primary responsibility to the Executive Committee for overseeing financial, investment and operational risk exposures, to the Audit and Compliance Committee for overseeing regulatory and legal risk, to the Loan Committee of the Bank for overseeing credit risk, and to the Compensation and Human Resources Committee for oversight of risk related to management and staff.  These committees report to the full Board to ensure the Company’s overall risk exposures are understood, including risk interrelationships.  Risk reports are provided at committee and Board meetings and the Board regularly engages in discussions of these risk reports and risk management.  The Board also oversees reputational risk.

Board Committees

The Board of Directors presently has four standing committees – the Audit and Compliance Committee, the Corporate Governance Committee, the Executive Committee and the Compensation and Human Resources Committee.

Audit and Compliance Committee of the Company.  The Audit and Compliance Committee has oversight responsibility for and reviews all financial and other reports provided by the Company’s independent registered public accounting firm and the Company’s internal audit firm.  The Audit and Compliance Committee evaluates and selects the independent auditor subject to shareholder ratification.  The Audit and Compliance Committee, in its meetings with the Company’s auditors, discusses and approves the audit and compliance scope and reviews all audit findings.  In addition, the Audit and Compliance Committee is responsible for reviewing the results of any investigation, and any actions taken as a result of such investigation, that is initiated following assertions, concerns or complaints by “whistleblowers” of any violations of the Company’s Code of Ethics and Conflicts of Interest Policy or any other illegal or unethical conduct by directors, officers or employees.  The members of the Audit and Compliance Committee are currently Messrs. Mason (Chair), Fleming, Nicastro and Pabich and Ms. Woodford, who all served as members of such committee for the entirety of 2017.  All current members of the Audit and Compliance Committee are independent in accordance with NASDAQ Listing Rule 5605.  In addition, effective January 1, 2018, all members of the Audit and Compliance Committee must meet the independence requirements and guidelines set forth in regulations promulgated by the Federal Deposit Insurance Corporation (which are summarized in Exhibit C to the Corporate Governance Committee Charter).  The Audit and Compliance Committee operates pursuant to a written charter adopted by the Board.  The Audit and Compliance Committee met six times during 2017.

Compensation and Human Resources Committee of the Company.  The Compensation and Human Resources Committee determines the compensation of the employees of the Company and the Bank, including executive officers other than the President and CEO.  In determining the compensation of the Company’s and the Bank’s employees, including executive officers other than the President and CEO, the Compensation and Human Resources Committee considers the recommendations of Martin J. Geitz, President and CEO of the Company and the Bank.  The Compensation and Human Resources Committee also reviews, but does not determine, the compensation of (i) the President and CEO of the Company and the Bank and (ii) the directors.  Recommendations regarding the President and CEO’s compensation are made by the Compensation and Human Resources Committee to the full Board, which then approves the President and CEO’s compensation.  With respect to director compensation, the Compensation and Human Resources Committee will make recommendations to the Corporate Governance Committee, which then recommends the amount of director compensation to the full Board for approval.  The current members of the Compensation and Human Resources Committee are Messrs. Kevorkian (Chair), Bogino, Long and Sessions and Ms. Taylor, each of whom served as a member of such committee for the entirety of 2017.  All members of the Compensation and Human Resources Committee are independent in accordance with NASDAQ Listing Rule 5605.  The Compensation and Human Resources Committee operates pursuant to a written charter adopted by the Board.  The Compensation and Human Resources Committee met five times in 2017.

Corporate Governance Committee of the Company.  The Corporate Governance Committee functions as the nominating committee for director candidates, identifies qualified individuals to become members of the Company’s Board of Directors, determines the composition of the Board of Directors and its committees, monitors and assesses the effectiveness of the Board of Directors, develops and implements the Company’s corporate governance guidelines and reviews and recommends director compensation.  The current members of the Corporate Governance Committee are Messrs. Bogino (Chair), Fleming and Pabich and Mses. Taylor and Woodford, who all served as members of such committee for the entirety of 2017.  All current members of the Corporate Governance Committee are independent as that term is defined in NASDAQ Listing Rule 5605.  The Corporate Governance Committee operates pursuant to a written charter adopted by the Board.  The Corporate Governance Committee met five times during 2017.

The Corporate Governance Committee has a formal policy regarding the consideration of director candidates recommended by shareholders which sets forth the minimum qualifications of suitable nominees for director as well as approved processes for identifying and evaluating director nominees.  The Corporate Governance Committee will consider any director candidate recommended by shareholders in accordance with the standards set forth in the Company’s Certificate of Incorporation, as amended.  Such suggestions, together with appropriate biographical information, should be submitted to:  SBT Bancorp, Inc., Attn: Gary R. Kevorkian, Secretary, 86 Hopmeadow Street, Weatogue, Connecticut 06089.  Possible director candidates who have been suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as are other possible director candidates.

The general criteria used to establish the traits, abilities and experience that the Corporate Governance Committee looks for in determining candidates for election to the Board include highest ethical character, independence from management, ability to represent all shareholders of the Company, ability to exercise sound business judgment, relevant expertise and experience that would benefit the Company and the ability to offer advice and guidance to the Chief Executive Officer and the Board.  Key among the criteria is a director’s existing ties to the Company’s markets and adherence to the Company’s Code of Ethics and Conflicts of Interest Policy.  All directors are subject to mandatory retirement from service on the Company’s Board of Directors upon reaching seventy-six years of age.  The Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees.  However, the Corporate Governance Committee considers diversity as a factor in identifying director nominees and believes the Board, as a whole, should be a diverse body, with diversity reflecting age, gender, background and professional experience.

Executive Committee of the Company.  The Executive Committee is responsible for the general supervision of the Company’s affairs between meetings of the full Board.  The Executive Committee oversees the Company’s investments, asset/liability management and budget and capital planning and reviews the Company’s interest rate sensitivity and deposit and loan pricing.  The Executive Committee is also responsible for overseeing the Company’s information technology planning, security and development.  In addition, the Executive Committee’s responsibilities include reviewing the financial and market performance of the subsidiary offering non-deposit products (including review and approval of the selection of and contracts with third party broker/dealers, review of all product types sold, appointment of Bank management to fill needed roles, recommendation of prudent policies and procedures, setting of commission structures and oversight of compliance with applicable regulations) and evaluating opportunities in the marketplace for enhancing the Company’s offering of non-deposit products and services.  The current members of the Executive Committee are Messrs. Sessions (Chair), Bogino, Geitz, Kevorkian and Mason, each of whom served as a member of such committee for the entirety of 2017.  The Executive Committee met 16 times during 2017.

Bank Committee

The Bank’s Board of Directors has a Loan Committee, all of whose members are directors of both the Bank and the Company.  The Loan Committee is responsible for the review and approval of consumer, mortgage and commercial loan requests above the respective individual or collective lending authorities of Bank loan officers as established in the Bank’s Loan Policy.  The Loan Committee is also responsible for ensuring compliance with the Bank’s credit policies as annually approved by the Bank’s Board of Directors, including the review and monitoring of the diversification of the loan portfolio and oversight of the Bank’s compliance with the Community Reinvestment Act, as amended (“CRA”).  The Loan Committee also reviews and monitors the growth and credit quality of the loan portfolio, including loan originations, delinquencies, risk rating changes, loan loss reserves and loan collection activities.  The current members of the Loan Committee are Messrs. Sessions (Chair), Bogino, Geitz, Kevorkian, Long and Nicastro, each of whom served as a member of such committee for the entirety of 2017.  The Loan Committee met 22 times during 2017.

Availability of Committee Charters

The Audit and Compliance Committee, the Compensation and Human Resources Committee and the Corporate Governance Committee each operates pursuant to a separate written charter adopted by the Board.  Each committee reviews its charter at least annually.  The three committee charters can be viewed at http://investors.simsburybank.com/govdocs.aspx?iid=4100578.  Each charter is also available in print to any shareholder who requests it.  The information contained on the website is not incorporated by reference or otherwise considered a part of this document.

Board Meetings

The Board held 13 meetings during 2017.  All of the Company’s incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by the committees of the Board of Directors on which such directors served during 2017.

Board members are expected to attend the Company’s annual meeting of shareholders.  Ten of the eleven directors of the Company at the time of the Company’s 2017 annual meeting of shareholders attended such meeting.

Shareholder Communications

The Board of Directors has a formal process in place for shareholder communication to the Board of Directors or any individual director.  Shareholders wishing to communicate with the Board of Directors or any individual director may write to SBT Bancorp, Inc., Attn: Gary R. Kevorkian, Secretary, 86 Hopmeadow Street, Weatogue, Connecticut 06089.  All communications received of a relevant nature will be forwarded to the full Board or appropriate individual director as directed.  The Board of Directors believes this approach is reasonable in light of the relatively small number of shareholders of the Company and the relatively small number of communications the Board expects to receive in the foreseeable future.

Code of Ethics and Conflicts of Interest Policy

The Company has adopted a Code of Ethics and Conflicts of Interest Policy that applies to all employees, officers and directors.  The Code of Ethics and Conflicts of Interest Policy can be viewed at http://investors.simsburybank.com/govdocs.aspx?iid=4100578.  The Code of Ethics and Conflicts of Interest Policy is also available in print to any shareholder who requests it.  The information contained on the website is not incorporated by reference or otherwise considered a part of this document.

COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table presents information relating to the compensation of the Company’s CEO and the next two most highly compensated executive officers (collectively, the “Named Executive Officers”) for the fiscal year ended December 31, 2017.

Summary Compensation Table

Name and principal position	Year	Salary		Bonus		Stock awards		Option awards		Non-equity incentive plan compensation	Non-qualified deferred earnings	All other Compensation		Total

Martin J. Geitz	2017	$303,316	(1)	$52,500	(2)	$75,087	(5)	$0		$0	$0	$93,654	(9)	$524,557
President & Chief	2016	$294,518	(1)	$30,000	(3)	$73,746	(6)	$0		$0	$0	$95,885	(9)	$494,149
Executive Officer	2015	$285,992	(1)	$33,000	(4)	$69,938	(7)	$44,000	(8)	$0	$0	$96,369	(9)	$529,299

Richard J. Sudol	2017	$194,690		$34,100	(10)	$28,884	(13)	$0		$0	$0	$13,781	(16)	$271,455
Senior Vice President &	2016	$189,055		$28,000	(11)	$28,391	(14)	$0		$0	$0	$11,114	(16)	$256,560
Chief Financial Officer	2015	$182,308		$30,000	(12)	$26,361	(15)	$0		$0	$0	$7,811	(16)	$246,480

Joan A. Bulanowski	2017	$173,727		$30,000	(17)	$25,797	(18)	$0		$0	$0	$6,675	(19)	$236,199
Senior Vice President &
Chief Mortgage & Operations Officer

(1)	Mr. Geitz also serves as a director but does not receive any compensation for those services.

(2)	2017 performance bonus scheduled to be paid in cash in 2018.

(3)	2016 performance bonus paid in cash in 2017.

(4)	2015 performance bonus paid in cash in 2016.

(5)
On December 20, 2017, Mr. Geitz received a grant from the Company of 2,506 shares of restricted stock with a fair market value of $75,087 on the date of grant. Such shares of restricted stock will vest over three years as follows: 835 on December 20, 2018, 835 on December 20, 2019 and 836 shares on December 20, 2020.

(6)
On December 21, 2016, Mr. Geitz received a grant from the Company of 3,356 shares of restricted stock with a fair market value of $73,746 on the date of grant. Such shares of restricted stock will vest over three years as follows: 1,118 on December 21, 2017, 1,118 on December 21, 2018 and 1,120 shares on December 21, 2019.

(7)
On March 19, 2015, Mr. Geitz received a grant from the Company of 3,250 shares of restricted stock with a fair market value of $69,938 on the date of grant. Such shares of restricted stock will vest over three years as follows: 1,083 on March 19, 2016, 1,083 on March 19, 2017 and 1,084 on March 19, 2018.

(8)
On December 22, 2015, Martin J. Geitz received a grant from the Company of stock options to purchase 20,000 shares of stock. Such stock options had a fair market value of $44,000 on the date of grant. Vesting of such stock options is over five years as follows: 4,500 shares on December 22, 2015, 4,500 shares on December 22, 2016, 4,500 shares on December 22, 2017, 4,500 shares on December 22, 2018 and 2,000 shares on December 22, 2019.

(9)
Includes Mr. Geitz’s personal use of a Bank-leased automobile, annual dues for country club membership (for 2015 only), employer match of 401(k) Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000, employer-paid portion of health insurance normally paid by an employee, employer-paid amounts for a Supplemental Executive Retirement Plan (SERP) and the economic benefit under an endorsement split-dollar life insurance agreement. The imputed income related to the SERP was $65,183 for 2017, $65,183 for 2016, and $65,183 for 2015.

(10)	2017 performance bonus scheduled to be paid in cash in 2018.

(11)	2016 performance bonus paid in cash in 2017.

(12)	2015 performance bonus paid in cash in 2016.

(13)
On December 20, 2017, Richard J. Sudol received a grant from the Company of 964 shares of restricted stock with a fair market value of $28,884 on the date of grant. Such shares of restricted stock will vest over three years as follows: 321 on December 20, 2018, 321 on December 20, 2019 and 322 shares on December 20, 2020.

(14)
On December 21, 2016, Richard J. Sudol received a grant from the Company of 1,292 shares of restricted stock with a fair market value of $28,391 on the date of grant. Such shares of restricted stock will vest over three years as follows: 430 on December 21, 2017, 430 on December 21, 2018 and 432 shares on December 21, 2019.

(15)
On March 19, 2015, Richard J. Sudol received a grant from the Company of 1,225 shares of restricted stock with a fair market value of $26,361 on the date of grant. Such shares of restricted stock will vest over three years as follows: 408 shares on March 19, 2016, 408 shares on March 19, 2017 and 409 shares on March 19, 2018.

(16)
Includes Mr. Sudol’s employer match of 401(k) Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000, the economic value of the split dollar life agreement and employer-paid amounts for a Supplemental Executive Retirement Plan (SERP).

(17)	2017 performance bonus scheduled to be paid in cash in 2018.

(18)
On December 20, 2017, Joan A. Bulanowski received a grant from the Company of 861 shares of restricted stock with a fair market value of $25,798 on the date of grant. Such shares of restricted stock will vest over three years as follows: 287 on December 20, 2018, 287 on December 20, 2019 and 287 shares on December 20, 2020.

(19)
Includes Ms. Bulanowski’s employer match of 401(k) Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000, the economic value of the split dollar life agreement and employer-paid amounts for a Supplemental Executive Retirement Plan (SERP).

The Compensation and Human Resources Committee is responsible for reviewing the performance and establishing the compensation of the Bank’s officers and key employees, including the Bank’s executive officers other than the President and CEO.  The Committee also reviews, but does not determine, the compensation of the President and CEO and makes a recommendation of his compensation to the full Board, which then approves the President and CEO’s compensation.  The Committee relies upon industry information, including surveys of similarly sized and located institutions and targets the Bank’s compensation to be generally at the level of its peer group institutions.

The Compensation and Human Resources Committee has retained the services of Pearl Meyer & Partners, LLC (“Pearl Meyer”) on an ongoing basis to advise such committee on executive compensation matters and non-executive employee compensation matters.  On an every other year basis, Pearl Meyer will be engaged to perform a full review of the Company’s total compensation programs (including with respect to the three named executive officers) and to make recommendations (i) toward maintaining the Company’s competiveness with its peers with regard to the Company’s compensation philosophy, its Compensation and Human Resources Committee Charter and its short term bonus plans for non-executive employees and (ii) toward ensuring an appropriate peer group of banks.  During 2017, Pearl Meyer was engaged to determine an appropriate peer group of banks.  The Compensation and Human Resources Committee considered the independence of Pearl Meyer and determined that in 2017, Pearl Meyer satisfied the criteria for being independent.

In 2017, the Compensation and Human Resources Committee instructed Pearl Meyer to update the Bank’s peer group for purposes of using comparable institutions for industry benchmarking.  The peer group consists of 16 publicly traded banks within the region having assets ranging between $291 million and $837 million.  The banks included in the public bank peer group for 2017 were:  Coastway Bancorp, Community Bancorp, Elmira Savings Bank, Empire Bancorp, Esquire Financial Holdings, FSB Bancorp, Lake Shore Bancorp, Melrose Bancorp, NorthEast Community Bancorp, Pathfinder Bancorp, Patriot National Bancorp, PB Bancorp, Randolph Bancorp, Union Bankshares, VSB Bancorp and Wellesley Bancorp.  Based on the analysis prepared by Pearl Meyer, the Compensation and Human Resources Committee determined that the Bank’s compensation programs and levels were generally competitive with the compensation programs and levels maintained by the Bank’s peers.

The members of the Compensation and Human Resources Committee are Messrs. Kevorkian (chair), Bogino, Long and Sessions and Ms. Taylor.

Employment, Change in Control and Other Related Agreements

The Bank maintains employment or change in control agreements with the following named executive officers:  Messrs. Geitz and Mr. Sudol and Ms. Bulanowski.  The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these officers.  These agreements are with the Bank and not with the Company.

Martin J. Geitz, President and Chief Executive Officer – The Bank and Martin J. Geitz are parties to an Employment Agreement, dated as of September 1, 2004, which was subsequently amended effective as of December 31, 2008 (the “Geitz Employment Agreement”).  The term of the Geitz Employment Agreement is from October 4, 2004 to the earlier to occur of (i) Mr. Geitz attaining the age of sixty-five, (ii) Mr. Geitz’s voluntary termination of employment or (iii) the termination of Mr. Geitz’s employment by the Bank (for Cause (as defined in the Geitz Employment Agreement) or otherwise).  Mr. Geitz is to be paid an annual salary of $170,000, subject to adjustment by the Board.  In addition, Mr. Geitz is entitled to an annual bonus in an amount and form set by the Board.  His salary, bonus and other compensation for 2015 through 2017 is set forth in the Summary Compensation Table.  Option grants and restricted stock awards are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table.  Mr. Geitz is also entitled to: (1) participate in the Bank’s comprehensive health insurance plan; (2) participate in any long-term disability insurance plan (monthly cap of $25,000 compared to $8,000 for employees who are not executive officers) and 401(k) plan maintained by the Bank; (3) paid time off of 28 days per year; (4) the use of an automobile for business purposes; (5) membership in a private “country” or similar golf club; and (6) attendance at two banking trade association conventions per year, including the cost of attendance and travel for Mr. Geitz and his spouse.

The Bank may terminate Mr. Geitz’s employment at any time without notice.  The Bank may also give up to sixty days’ prior notice of the termination and require Mr. Geitz to remain in the employ of the Bank for such sixty days.  If the Bank terminates Mr. Geitz’s employment other than for Cause or due to a Change in Control or Potential Change in Control (as such terms are defined in the Geitz Employment Agreement), Mr. Geitz shall be entitled to receive a lump sum payment equal to the aggregate of: (1) twelve months of Mr. Geitz’s then current salary; (2) an amount equal to bonus to which he would have been entitled under the Geitz Employment Agreement had a Change of Control occurred; (3) payment for any accrued but unused vacation time; and (4) payment of Mr. Geitz’s medical insurance for twelve months following his termination.  This lump sum amount shall not be reduced by any compensation that Mr. Geitz receives for any other employment after the termination of his employment with the Bank.  If Mr. Geitz’s employment is terminated for Cause, he shall have no right to receive any compensation or other benefits from the Bank for any period following such termination for Cause.

Mr. Geitz may voluntarily terminate his employment upon ninety days’ prior notice to the Bank unless such termination is approved by the Board of Directors or there is a material breach of the Bank’s obligations under the Geitz Employment Agreement.  If Mr. Geitz violates the terms concerning his voluntary termination set forth in the Geitz Employment Agreement, the Bank will be entitled to enjoin Mr. Geitz’s employment with any significant competitor of the Bank for a period of twelve months.

In the event of a Change in Control or Potential Change in Control of the Bank, Mr. Geitz would be entitled to receive (1) credit for his years of service to the Bank plus five additional years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto; (2) twelve months’ notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Geitz during the preceding thirty-six months; (3) a lump sum cash payment in an amount equal to the sum of Mr. Geitz’s then current salary plus the highest bonus he received during the preceding 36 months; and (4) outplacement services in an amount not to exceed $10,000.  Notwithstanding anything to the contrary set forth in the Geitz Employment Agreement, any payments due to Mr. Geitz as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with Section 409A of the Internal Revenue Code.  In the event that payments are delayed, the Bank will pay 5% simple interest on such delayed payments to Mr. Geitz.

The Bank and Martin J. Geitz are parties to a Supplemental Executive Retirement Agreement, dated October 20, 2010.  The agreement is an unfunded, non-qualified supplemental retirement program for Mr. Geitz and provides for supplemental retirement benefits payable in installments over 15 years upon his attainment of normal retirement age of 65 years old.  Under the agreement, the projected retirement benefits for Mr. Geitz, assuming he remains employed by the Bank until normal retirement age of 65, are $82,800 per year payable monthly for 15 years, with such monthly payments beginning on the first day of the month after he turns 65 years old.  Mr. Geitz or his designated beneficiary will also be entitled to the aforementioned retirement benefits in the event of Mr. Geitz’s disability, death or termination of employment within twenty four months of a change in control of the Bank.  The benefits are capped at $82,800 per year for 15 years and are subject to being substantially less should Mr. Geitz not remain employed with the Bank until the normal retirement age of 65.  The agreement also contains restrictive covenants that may result in Mr. Geitz forfeiting all accrued benefits should he be terminated for cause, be removed by regulatory order, or violate non-competition, non-solicitation or confidentiality provisions set forth in the agreement during the term of the agreement and within 12 months following his termination of employment with the Bank.

The Bank and Martin J. Geitz are parties to an Endorsement Split Dollar Insurance Agreement, dated October 20, 2010.  This agreement provides for the sharing of death proceeds under certain life insurance policies owned by the Bank on the life of Mr. Geitz with Mr. Geitz’s designated beneficiary.  The Bank has the right to exercise all incidents of ownership of the life insurance policies and may terminate such policies without the consent of Mr. Geitz.  Under the agreement, if Mr. Geitz passes away prior to termination of his employment with the Bank, Mr. Geitz’s designated beneficiary will be entitled to a benefit of $750,000, which will increase four percent (4%) on each anniversary of the effective date of the agreement; provided, however, that such benefit shall not exceed the total death proceeds of the life insurance policies minus the greater of (i) such policies’ cash surrender value or (ii) the aggregate premiums paid by the Bank for such policies.  If Mr. Geitz passes away after termination of his employment with the Bank (for reasons other than death or disability), Mr. Geitz’s designated beneficiary will not be entitled to any benefits.  Mr. Geitz’s rights under this agreement will terminate if he is subject to a final removal or prohibition order issued by an appropriate federal banking agency.  In addition, no benefits will be paid to Mr. Geitz’s designated beneficiary if the insurance company denies coverage (i) for material misstatements of fact made by Mr. Geitz on any application for life insurance or (ii) for any reason; provided, however, that the Bank will evaluate the reasons for denial and, upon advice of legal counsel and in its sole discretion, consider judicially challenging such denial.

Richard J. Sudol, Senior Vice President and Chief Financial Officer – Richard J. Sudol is an at-will employee of the Bank.  His salary, bonus and other compensation for 2015 through 2017 is set forth in the Summary Compensation Table.  Option grants and restricted stock awards are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table.  He is entitled to receive paid time off of 28 days per year and to participate in the Bank’s benefit plans, including its medical plan, dental plan, group term life insurance plan with enhanced benefits not available to employees who are not executive officers, long-term disability insurance plan with enhanced benefits not available to employees who are not executive officers and 401(k) plan.

The Bank entered into a Change in Control Severance Agreement, dated March 11, 2014, with Richard J. Sudol (the “Sudol CIC Severance Agreement”).  Pursuant to the Sudol CIC Severance Agreement, in the event Mr. Sudol is terminated by the Bank without Cause (as defined in the Sudol CIC Severance Agreement) or he resigns for Good Reason (as defined in the Sudol CIC Severance Agreement) (i) upon a Change in Control (as defined in the Sudol CIC Severance Agreement) or (ii) during the remainder of the month in which a Change in Control occurs and 12 months thereafter, Mr. Sudol will be entitled to, among other benefits, the following:  (1) a lump sum payment equal to two times the sum of (a) the greater of his annual base salary in effect immediately prior to the Change in Control or his annual base salary in effect at the time a notice of termination is given and (b) the greater of his annual target bonus for the year in which the Change in Control occurs or, if such target bonus has not yet been determined, his annual bonus for the year immediately preceding the year in which the Change in Control occurs; (2) accelerated vesting of his stock options, restricted stock and any other performance related incentive compensation awards; (3) 24 months of health insurance benefits on the same terms as were provided prior to termination of employment; (4) an amount in cash equal to his pro-rated annual target bonus for the year in which his termination occurs; (5) the aggregate amount that the Bank would have contributed under the 401(k) Plan on behalf of Mr. Sudol for a period of 24 months (plus a fixed earnings rate of 7% thereon); and (6) outplacement and job search services with a value not to exceed $10,000.  The Sudol CIC Severance Agreement is in effect through December 31, 2014 and commencing on January 1, 2015 and for each January 1 thereafter, the CIC Severance Agreement is automatically extended for one additional year unless the Bank or Mr. Sudol gives notice to the other party no later than September 30th of the preceding year that the Sudol CIC Severance Agreement will not be extended.

The Bank entered into two Supplemental Executive Retirement Agreements with Mr. Sudol, one of which was dated March 11, 2014 and one of which was dated January 18, 2017.  Both agreements are unfunded, non-qualified supplemental retirement programs for Mr. Sudol and provide for supplemental retirement benefits payable in installments over 15 years upon his attainment of normal retirement age of 65 years old.  Mr. Sudol’s projected retirement benefits vest in 10% increments for each of the ten calendar years commencing with (i) 2014 for the March 11, 2014 agreement and (ii) 2017 for the January 18, 2017 agreement.  Assuming he has been employed by the Bank for at least ten years and has reached normal retirement age of 65, the projected retirement benefits for Mr. Sudol are $20,000 per year payable monthly for 15 years under the March 11, 2014 agreement and $30,000 per year payable monthly for 15 years under the January 18, 2017 agreement, with such monthly payments beginning on the first day of the month after he turns 65 years old.   The benefits are capped at the aforementioned $20,000 and $30,000 per year.  Mr. Sudol or his designated beneficiary will also be entitled to the aforementioned retirement benefits in the event of Mr. Sudol’s disability, death or termination of employment within twenty four months of a change in control of the Bank.  The agreements also contain restrictive covenants that may result in Mr. Sudol forfeiting all accrued benefits should he be terminated for cause, be removed by regulatory order, or violate non-competition, non-solicitation or confidentiality provisions set forth in the agreements during the terms of the agreements and within 12 months following his termination of employment with the Bank.

The Bank entered into a Split Dollar Life Insurance Agreement, dated April 29, 2014, with Mr. Sudol.  The agreement provides for the sharing of death proceeds under certain life insurance policies owned by the Bank on the life of Mr. Sudol with Mr. Sudol’s designated beneficiary.  The Bank has the right to exercise all incidents of ownership of the life insurance policies and may terminate such policies without the consent of Mr. Sudol.  Under the agreement, if Mr. Sudol passes away prior to termination of his employment with the Bank, Mr. Sudol’s designated beneficiary will be entitled to a benefit of $100,000; provided, however, that such benefit shall not exceed the total death proceeds of the life insurance policies minus the greater of (i) such policies’ cash surrender value or (ii) the aggregate premiums paid by the Bank for such policies.  If Mr. Sudol passes away after termination of his employment with the Bank (for reasons other than death or disability), Mr. Sudol’s designated beneficiary will be entitled to any vested benefit under the agreement.  For purposes of the agreement, Mr. Sudol will achieve vested status if he is terminated following a change in control. Mr. Sudol’s designated beneficiary will not be entitled to any unvested benefit under the agreement.  Mr. Sudol’s rights under this agreement will terminate if he is subject to a final removal or prohibition order issued by an appropriate federal banking agency.  In addition, no benefits will be paid if the insurance company denies coverage (i) for material misstatements of fact made by Mr. Sudol on any application for life insurance or (ii) for any reason; provided, however, that the Bank will evaluate the reasons for denial and, upon advice of legal counsel and in its sole discretion, consider judicially challenging such denial.

Joan A. Bulanowski, Senior Vice President and Chief Mortgage and Operations Officer – Joan A. Bulanowski is an at-will employee of the Bank.  Her salary, bonus and other compensation for 2017 is set forth in the Summary Compensation Table.  Option grants and restricted stock awards are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table.  She is entitled to receive paid time off of 28 days per year and to participate in the Bank’s benefit plans, including its medical plan, dental plan, group term life insurance plan with enhanced benefits not available to employees who are not executive officers, long-term disability insurance plan with enhanced benefits not available to employees who are not executive officers and 401(k) plan.

The Bank entered into a Change in Control Severance Agreement, dated November 26, 2014, with Joan A. Beresford (now Bulanowski following her marriage) (the “Bulanowski CIC Severance Agreement”).  Pursuant to the Bulanowski CIC Severance Agreement, in the event Ms. Bulanowski is terminated by the Bank without Cause (as defined in the Bulanowski  CIC Severance Agreement) or she resigns for Good Reason (as defined in the Bulanowski CIC Severance Agreement) (i) upon a Change in Control (as defined in the Bulanowski CIC Severance Agreement) or (ii) during the remainder of the month in which a Change in Control occurs and 12 months thereafter, Ms. Bulanowski will be entitled to, among other benefits, the following:  (1) a lump sum payment equal to two times the sum of (a) the greater of her annual base salary in effect immediately prior to the Change in Control or her annual base salary in effect at the time a notice of termination is given and (b) the greater of her annual target bonus for the year in which the Change in Control occurs or, if such target bonus has not yet been determined, her annual bonus for the year immediately preceding the year in which the Change in Control occurs; (2) accelerated vesting of her stock options, restricted stock and any other performance related incentive compensation awards; (3) 24 months of health insurance benefits on the same terms as were provided prior to termination of employment; (4) an amount in cash equal to her pro-rated annual target bonus for the year in which her termination occurs; (5) the aggregate amount that the Bank would have contributed under the 401(k) Plan on behalf of Ms. Bulanowski for a period of 24 months (plus a fixed earnings rate of 7% thereon); and (6) outplacement and job search services with a value not to exceed $10,000.  The Bulanowski CIC Severance Agreement is in effect through December 31, 2014, and commencing on January 1, 2015 and for each January 1 thereafter, the Bulanowski CIC Severance Agreement is automatically extended for one additional year unless the Bank or Ms. Bulanowski gives notice to the other party no later than September 30th of the preceding year that the Bulanowski CIC Severance Agreement will not be extended.

The Bank entered into a Split Dollar Life Insurance Agreement, dated August 1, 2012, with Ms. Bulanowski.  The agreement provides for the sharing of death proceeds under certain life insurance policies owned by the Bank on the life of Ms. Bulanowski with Ms. Bulanowski’s designated beneficiary.  The Bank has the right to exercise all incidents of ownership of the life insurance policies and may terminate such policies without the consent of Ms. Bulanowski.  Under the agreement, if Ms. Bulanowski passes away prior to termination of her employment with the Bank, Ms. Bulanowski’s designated beneficiary will be entitled to a benefit of $100,000; provided, however, that such benefit shall not exceed the total death proceeds of the life insurance policies minus the greater of (i) such policies’ cash surrender value or (ii) the aggregate premiums paid by the Bank for such policies.  If Ms. Bulanowski passes away after termination of his employment with the Bank (for reasons other than death or disability), Ms. Bulanowski’s designated beneficiary will be entitled to any vested benefit under the agreement.  For purposes of the agreement, Ms. Bulanowski will achieve vested status if she is terminated following a change in control.  Ms. Bulanowski’s designated beneficiary will not be entitled to any unvested benefit under the agreement.  Ms. Bulanowski’s rights under the agreement will terminate if she is subject to a final removal or prohibition order issued by an appropriate federal banking agency.  In addition, no benefits will be paid if the insurance company denies coverage (i) for material misstatements of fact made by Ms. Bulanowski on any application for life insurance or (ii) for any reason; provided, however, that the Bank will evaluate the reasons for denial and, upon advice of legal counsel and in its sole discretion, consider judicially challenging such denial.

Equity Awards

On December 20, 2017, Martin J. Geitz received a grant from the Company of 2,506 shares of restricted stock with a fair market value of $75,087 on the date of grant.  Such shares of restricted stock will vest over three years as follows: 835 shares on December 20, 2018, 835 shares on December 20, 2019 and 836 shares on December 20, 2020.

On December 21, 2016, Martin J. Geitz received a grant from the Company of 3,356 shares of restricted stock with a fair market value of $73,746 on the date of grant.  Such shares of restricted stock will vest over three years as follows: 1,118 shares on December 21, 2017, 1,118 shares on December 21, 2018 and 1,120 shares on December 21, 2019.

On December 22, 2015, Martin J. Geitz received a grant from the Company of stock options to acquire 20,000 shares of stock.  Such stock options had a fair market value of $44,000 on the date of grant.  Vesting of such stock options is over five years as follows: 4,500 shares on December 22, 2015, 4,500 shares on December 22, 2016, 4,500 shares on December 22, 2017, 4,500 shares on December 22, 2018 and 2,000 shares on December 22, 2019.

On March 19, 2015, Martin J. Geitz received a grant from the Company of 3,250 shares of restricted stock with a fair market value of $69,938 on the date of grant.  Such shares of restricted stock vested over three years as follows: 1,083 shares on March 19, 2016, 1,083 shares on March 19, 2017 and 1,084 shares on March 19, 2018.

On December 20, 2017, Richard J. Sudol received a grant from the Company of 964 shares of restricted stock with a fair market value of $28,884 on the date of grant.  Such shares of restricted stock will vest over three years as follows: 321 shares on December 20, 2018, 321 shares on December 20, 2019 and 322 shares on December 20, 2020.

On December 21, 2016, Richard J. Sudol received a grant from the Company of 1,292 shares of restricted stock with a fair market value of $28,391 on the date of grant.  Such shares of restricted stock will vest over three years as follows: 430 shares on December 21, 2017, 430 shares on December 21, 2018 and 432 shares on December 21, 2019.

On March 19, 2015, Richard J. Sudol received a grant from the Company of 1,225 shares of restricted stock with a fair market value of $26,361 on the date of grant.  Such shares of restricted stock vested over three years as follows: 408 shares on March 19, 2016, 408 shares on March 19, 2017 and 409 shares on March 19, 2018.

On December 20, 2017, Joan A. Bulanowski received a grant from the Company of 861 shares of restricted stock with a fair market value of $25,798 on the date of grant.  Such shares of restricted stock will vest over three years as follows: 287 shares on December 20, 2018, 287 shares on December 20, 2019 and 287 shares on December 20, 2020.

The outstanding equity awards held by the Named Executive Officers as of December 31, 2017 were as follows:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexer- cisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Martin J. Geitz President & Chief Executive Officer	13,500	(1)	6,500	(1)	$30.00	12/22/2025	5,828	(2)	$173,966

Richard J. Sudol Senior Vice President & Chief Financial Officer	0		0		0	0	2,235	(3)	$66,715

Joan A. Bulanowski Senior Vice President & Chief Mortgage and Operations Officer	0		0		0	0	1,955	(4)	$58,357

(1)
Stock options vest pursuant to the following schedule: 4,500 shares on 12/22/2015, 4,500 shares on 12/22/2016, 4,500 shares on 12/22/2017, 4,500 shares on 12/22/2018 and 2,000 shares on 12/22/2019.  Vesting is conditioned on the named individual remaining an employee until the end of each vesting period.

(2)
The number of shares of unvested stock will vest as follows: 1,084 shares on 3/19/2018, 1,118 shares on 12/21/2018, 1,120 shares on 12/21/2019, 835 shares on 12/20/2018, 835 shares on 12/20/2019 and 836 shares on 12/20/2020.  Vesting is conditioned on the named individual remaining an employee until the end of each vesting period.

(3)
The number of shares of unvested stock will vest as follows: 409 shares on 3/19/2018, 430 shares on 12/21/2018, 432 shares on 12/21/2019, 321 shares on 12/20/2018, 321 shares on 12/20/2019 and 322 shares on 12/20/2020.  Vesting is conditioned on the named individual remaining an employee until the end of each vesting period.

(4)
The number of shares of unvested stock will vest as follows: 325 shares on 3/19/2018, 384 shares on 12/21/2018, 385 shares on 12/21/2019, 287 shares on 12/20/2018, 287 shares on 12/20/2019 and 287 shares on 12/20/2020.  Vesting is conditioned on the named individual remaining an employee until the end of each vesting period.

Director Compensation

The Company has adopted a Director Compensation Plan for non-employee directors.  For the period January 1, 2017 through December 31, 2017, directors were compensated for service by means of: (1) an annual retainer of $6,000 per director; (2) annual retainer of $8,000 for the Chairman of the Board; (3) $500 for each Board meeting attended in person; and (4) $400 for each standing committee meeting attended in person.  No individual compensation arrangements were made during 2017.  The following table sets forth the amount of compensation paid to non-employee directors for the year ended December 31, 2017.

Director Compensation

Name	Fees earned or paid in cash	Stock Awards (1)	Option Awards	Non-equity incentive plan compen- sation	Non- qualified deferred compensation earnings	All other Compensation	Total

Robert J. Bogino	$32,100	$7,191	$0	$0	$0	$0	$39,291

James F. Fleming	$16,000	$7,191	$0	$0	$0	$0	$23,191

Gary R. Kevorkian	$28,500	$7,191	$0	$0	$0	$0	$35,691

Jerry W. Long	$22,100	$7,191	$0	$0	$0	$0	$29,291

Nicholas B. Mason	$20,100	$7,191	$0	$0	$0	$0	$27,291

Michael D. Nicastro	$24,100	$7,191	$0	$0	$0	$0	$31,291

Peter C. Pabich	$15,500	$7,191	$0	$0	$0	$0	$22,691

David W. Sessions	$25,600	$7,191	$0	$0	$0	$0	$32,791

Ann G. Taylor	$14,800	$7,191	$0	$0	$0	$0	$21,991

Penny R. Woodford	$15,600	$7,191	$0	$0	$0	$0	$22,791

(1)  Represents the grant of 240 shares of restricted stock, with a fair market value of $7,191 on the date of grant, to each director on December 20, 2017.  Such shares of restricted stock will vest over three years as follows: 80 shares on December 20, 2018, 80 shares on December 20, 2019 and 80 shares on December 20, 2020.

Director nominee Kolawole A. Olofinboba, MD did not serve on the Board of Directors of the Company in 2017 and, therefore, did not receive any compensation as a director of the Company in 2017.  As a member of the Board of Directors of the Bank, Dr. Olofinboba received a grant of 240 shares of restricted stock with a fair market value of $7,191 on December 20, 2017, the date of the grant.  Such shares of restricted stock will vest over three years as follows: 80 shares on December 20, 2018, 80 shares on December 20, 2019 and 80 shares on December 20, 2020.  Dr. Olofinboba received no other compensation for his service as a director of the Bank for 2017.

Director nominee Michael L. Hammer did not serve on the Board of Directors of the Company in 2017 and, therefore, did not receive any compensation as a director of the Company in 2017.  Mr. Hammer also did not serve on the Board of Directors of the Bank in 2017, and, therefore, did not receive any compensation as a director of the Bank in 2017.

Equity Plans

Following shareholder approval in 2011, the Company established the SBT Bancorp, Inc. 2011 Stock Award and Option Plan (the “2011 Plan”), effective June 1, 2011, to provide stock awards and options to employees, officers and directors of the Company in order to attract them to the Company, give them a proprietary interest in the Company, and to encourage them to remain in the employ or service of the Company.  The maximum number of shares of the Company’s common stock that may be delivered pursuant to awards or options under the 2011 Plan is 100,000 shares.  As of March 2, 2018, 55,368 shares of restricted stock, net of shares that were forfeited, have been granted to directors and officers of the Bank and 20,000 options have been granted to Mr. Geitz.  Accordingly, the remaining number of shares and options to be granted under the 2011 Plan was 24,632. The 2011 Plan will expire on March 16, 2021.

The following table sets forth the total number of securities authorized for issuance under equity compensation plans as of December 31, 2017.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	20,000	(1)	$30.00	24,632	(2)
Equity compensation plans not approved by shareholders	0		0	0
Total	20,000		$30.00	24,632	(2)

(1) Represents options granted under the 2011 Plan, of which 13,500 options have vested as of December 31, 2017 and 6,500 were unvested at December 31, 2017.
(2) Represents the remaining number of shares and options to be granted under the 2011 Plan.  Since the 2011 Plan was established effective June 1, 2011, 61,657 shares of restricted stock have been granted to directors and officers of the Bank.  Of these 61,657 shares, 37,248 shares have vested as of December 31, 2017, 18,120 shares were unvested at December 31, 2017 and 6,289 shares were forfeited prior to vesting as a result of directors retiring or resigning from the Board of Directors or officers resigning from employment with the Bank.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

During 2017 and 2016, certain of the Company’s and the Bank’s current directors, executive officers and their respective affiliates had outstanding loans from the Bank.  The largest aggregate amount of such loans outstanding during the period from January 1, 2016 to December 31, 2017 was on January 15, 2016 in an aggregate amount of $4,665,751.  All such loans were made in the ordinary course of the Bank’s business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features.

Except as described in the immediately preceding paragraph, neither the Company nor the Bank had any transactions with any of their directors, executive officers or their affiliates in which the amount involved exceeded $120,000.

Policy and Procedures for Review, Approval or Ratification of Related Person Transactions

Our related person transaction practices and policies between the Company or any of its subsidiaries and an executive officer, director or their respective immediate family members are currently governed by the Company’s Code of Ethics and Conflicts of Interest Policy.  In the ordinary course of business, directors (or a business in which the director is a partner, director, shareholder or executive officer) may provide services to the Company or to customers of the Bank.  We require our directors and executive officers to complete a questionnaire on an annual basis to provide information specific to related party transactions.

Once we become aware of a proposed or a recurring activity with a related person, it is referred to the Chairman of the Board of Directors and the Chief Executive Officer who are authorized to determine whether the activity constitutes a conflict of interest and to act upon that determination.  A transaction with a related person shall be consummated or shall continue only if such transaction is in accordance with the guidelines set forth in the Code of Ethics and Conflicts of Interest Policy.  Any material related person transaction involving officers will be disclosed to the Chief Executive Officer and any material related person transaction involving the Chief Executive Officer or a director will be disclosed to the Chairman of the Corporate Governance Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, the “Reporting Persons”) to file certain reports concerning their beneficial ownership of the Company’s common stock with the Securities and Exchange Commission (the “SEC”) and to furnish the company with copies of such reports.  Based solely upon the Company’s review of its Reporting Persons’ Forms 3, 4 and 5 filed with the SEC during and for the year ended December 31, 2017, and on written representations by certain officers and directors, to the best of the Company’s knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis.

OTHER MATTERS

The Board knows of no other business to be brought before the 2018 Annual Meeting.  If, however, any other business should properly come before the 2018 Annual Meeting, the persons named in the accompanying proxy will vote the proxy in their discretion as they may deem appropriate, unless they are directed by the proxy to do otherwise.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Shareholders entitled to vote for the election of directors at the 2019 Annual Meeting may make nominations of individuals for election to the Board.  Such nominations shall be made in writing, and shall be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 180 calendar days prior to such Annual Meeting, which is expected to be held on May 7, 2019.  The Board’s Corporate Governance Committee considers such nominations.

Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of common stock of the Company that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of common stock of the Company owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders.  Nominations by beneficial owners of stock of the Company who are not record holders must be accompanied by evidence satisfactory to the Secretary of the Company showing that such nominating persons are entitled to act with respect to such shares.  Nominations that are not made in accordance with these procedures shall be deemed void.  The credentials and qualifications of all nominees are also subject to review by the Board.

Any proposal intended to be presented by a shareholder at the Company’s 2019 Annual Meeting of Shareholders which is not a nomination to the Board must be presented to the Company in writing and must be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 180 calendar days prior to the 2019 Annual Meeting, which is expected to be held on May 7, 2019.  Such notice shall include: (1) a brief description of the business desired to be brought before the 2019 Annual Meeting and the reasons for conducting such business at the 2019 Annual Meeting; (2) the name and address, as they appear on the Company’s records, of the shareholder proposing such business; (3) the number of shares of the Company’s common stock that are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.

In order for a shareholder proposal to be included in the proxy statement and proxy card for the Company’s 2019 Annual Meeting, the proposal must be received by the Company not later than November 29, 2018 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.  In addition, if the Company is not notified of a shareholder proposal by February 12, 2019, then the proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not included in the proxy statement and proxy card.  Shareholder nominations for director must comply with the notice and informational requirements described above for other shareholder proposals as well as additional information that would be required under applicable SEC proxy rules.

Nominations and proposals should be addressed to Gary R. Kevorkian, Secretary, SBT Bancorp, Inc., 86 Hopmeadow Street, Weatogue, CT 06089.  It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

ANNUAL REPORT ON FORM 10-K

            The financial statements of the Company as of and for the year ended December 31, 2017 are contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or before March 30, 2018.  The Annual Report on Form 10-K is not to be considered as a part of this proxy soliciting material.  Copies of the Company’s Annual Report on Form 10-K will be forwarded, without charge, upon written request to Gary R. Kevorkian, Secretary, SBT Bancorp, Inc., 86 Hopmeadow Street, Weatogue, CT 06089.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

            The Company intends to deliver one Proxy Statement to multiple shareholders of the Company sharing an address, unless we receive contrary instructions from one or more of such shareholders.  Upon written or oral request, the Company will provide a separate copy of the Proxy Statement to a shareholder sharing an address with another shareholder to which a single copy of the Proxy Statement was sent.  To request an additional copy of the Proxy Statement, please call the Company at (860) 408-5493 or write to us at SBT Bancorp, Inc., 86 Hopmeadow Street, Weatogue, CT 06089.  In the future, if you wish to receive a separate copy of the Company’s Proxy Statement, please call or write to us at the number and address listed above.  Similarly, shareholders sharing an address who are receiving multiple copies of the Company’s Proxy Statement and who wish to receive only one copy of these materials at their address can so request by contacting us at the same telephone number and address.

By order of the Board of Directors

/s/ Gary R. Kevorkian

Weatogue, Connecticut	Gary R. Kevorkian, Secretary
March 29, 2018

SBT BANCORP, INC.
C/O SIMSBURY BANK
981 HOPMEADOW STREET
SIMSBURY, CT 06070

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT the day before the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote "For" the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. To elect the five Class I directors each to serve a three year term:

Nominees

01 James T. Fleming 02 Michael L. Hammer 03 Michael D. Nicastro 04 Kolawole A. Olofinboba 05 Penny R. Woodford

The Board of Directors recommends you vote "For" proposals 2, 3 and 4.

	For	Against	Abstain
2. To approve, on a non-binding advisory basis, the compensation of SBT Bancorp, Inc.'s named executive officers as determined by the Compensation and Human Resources Committee.	☐	☐	☐
3. To ratify the appointment of Crowe Horwath, LLP as SBT Bancorp, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
4. In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof.	☐	☐	☐

NOTE: This Proxy, when properly executed, will be voted on behalf of the undersigned as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000370583_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com

SBT BANCORP, INC.
Proxy for the Annual Meeting of Shareholders
to be held on May 8, 2018 at 5:00 PM local time

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Jerry W. Long and Nicholas B. Mason and each of them acting alone, with full power of substitution, as Proxies to represent all shares of stock of SBT Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Simsbury Bank & Trust Company, Inc.'s main office, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 8, 2018 at 5:00 p.m., local time, and at any adjournment thereof.

You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign, date and return this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE